Exhibit 99.31

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  October, 1999
           Series 1999-15, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      806,775.34
                                                                 ---------------
        (b)    Interest                                       $    5,962,189.09
                                                                 ---------------
        (c)    Total                                          $    6,768,964.43
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      620,366.51
                                                                 ---------------
        (b)    Interest                                       $    4,571,715.80
                                                                 ---------------
        (c)    Total                                          $    5,192,082.31
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $      186,408.83
                                                                 ---------------
        (b)    Interest                                       $    1,390,473.29
                                                                 ---------------
        (c)    Total                                          $    1,576,882.12
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      144,146.78
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    3,559,076.54
                                                                 ---------------
        (b)    Interest                                       $       14,410.44
                                                                 ---------------
        (c)    Total                                          $    3,573,486.98
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during  the prior month:                              $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $      693,874.46
                                                                 ---------------
        (b)    Interest                                       $        4,045.58
                                                                 ---------------
        (c)    Total                                          $      697,920.04
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  985,951,817.56
                                                                 ---------------

13.     Available Funds:                                      $   10,993,655.26
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                   $            0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $        4,938.55
                                                                 ---------------

18.      Total interest payments:                             $    5,789,782.16
                                                                 ---------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls     Interest
Class      Interest                                 Payable      Pay-out Rate
-----      --------        -------------------      -------      ------------
R     $             0.00   $              0.00   $         0.00  % 0.000000000
PO    $             0.00   $              0.00   $         0.00  % 0.000000000
A1    $       444,615.77   $              0.00   $   444,615.77  % 6.750000056
A2    $       238,981.80   $              0.00   $   238,981.80  % 6.749999862
A3    $       273,659.17   $              0.00   $   273,659.17  % 6.749999949
A4    $       149,209.59   $              0.00   $   149,209.59  % 6.999999961
A5    $        28,125.00   $              0.00   $    28,125.00  % 6.750000000
A6    $         7,000.00   $              0.00   $     7,000.00  % 7.000000000
A7    $         1,750.00   $              0.00   $     1,750.00  % 7.000000000
A8    $         1,750.00   $              0.00   $     1,750.00  % 7.000000000
A9    $         1,750.00   $              0.00   $     1,750.00  % 7.000000000
A10   $         5,250.00   $              0.00   $     5,250.00  % 7.000000000
A11   $        21,875.00   $              0.00   $    21,875.00  % 7.000000000
A12   $       217,383.83   $              0.00   $   217,383.83  % 6.999999893
A13   $       551,707.80   $              0.00   $   551,707.80  % 6.750000058
A14   $             0.00   $              0.00   $         0.00  % 0.000000000
A15   $         8,830.78   $              0.00   $     8,830.78  % 7.250001710
A16   $       688,734.61   $              0.00   $   688,734.61  % 6.750000020
A17   $       379,116.41   $              0.00   $   379,116.41  % 7.000000062
A18   $        30,208.33   $              0.00   $    30,208.33  % 7.249999200
A19   $        60,416.67   $              0.00   $    60,416.67  % 7.250000400
A20   $        30,208.33   $              0.00   $    30,208.33  % 7.249999200
A21   $       140,577.14   $              0.00   $   140,577.14  % 7.249999817
A22   $       121,641.78   $              0.00   $   121,641.78  % 6.749999829
A23   $       172,828.97   $              0.00   $   172,828.97  % 6.750000049
A24   $       229,897.37   $              0.00   $         0.00  % 6.749999907
A25   $       520,965.87   $              0.00   $   520,965.87  % 6.749999976
A26   $         3,403.13   $              0.00   $     3,403.13  % 6.750009917
A27   $       300,618.86   $              0.00   $   300,618.86  % 6.749999999
A28   $       294,695.44   $              0.00   $   294,695.44  % 6.750000057
2A1   $       232,410.57   $              0.00   $   232,410.57  % 6.749999885
2A2   $        56,362.50   $              0.00   $    56,362.50  % 7.500000000
2A3   $             0.00   $              0.00   $         0.00  % 0.000000000
2A4   $        56,360.62   $              0.00   $    56,360.62  % 7.500000166
2A5   $        40,696.57   $              0.00   $    40,696.57  % 6.749999793
1S    $       217,507.98   $              0.00   $   217,507.98  % 0.360808390
2S    $        21,474.39   $              0.00   $    21,474.39  % 0.359594336
M     $       118,469.15   $              0.00   $   118,469.15  % 6.750000225
B1    $        42,310.81   $              0.00   $    42,310.81  % 6.749999926
B2    $        25,384.24   $              0.00   $    25,384.24  % 6.750000027
B3    $        28,203.46   $              0.00   $    28,203.46  % 6.749999292
B4    $        11,282.51   $              0.00   $    11,282.51  % 6.750000961
B5    $        14,117.70   $              0.00   $    14,117.70  % 6.750002403

20.      Principal Distribution Amount:                       $    5,203,873.10
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution        Accrual Amount
                                 ----------------------        --------------
        Class R                  $                  0.00       $         0.00
        Class PO                 $             24,635.00       $         0.00
        Class A1                 $            791,320.44       $         0.00
        Class A2                 $            206,799.76       $         0.00
        Class A3                 $            542,577.09       $         0.00
        Class A4                 $                  0.00       $         0.00
        Class A5                 $                  0.00       $         0.00
        Class A6                 $                  0.00       $         0.00
        Class A7                 $                  0.00       $         0.00
        Class A8                 $                  0.00       $         0.00
        Class A9                 $                  0.00       $         0.00
        Class A10                $                  0.00       $         0.00
        Class A11                $                  0.00       $         0.00
        Class A12                $                  0.00       $         0.00
        Class A13                $            771,445.26       $         0.00
        Class A14                $                  0.00       $         0.00
        Class A15                $                  0.00       $         0.00
        Class A16                $          1,972,641.74       $         0.00
        Class A17                $                  0.00       $         0.00
        Class A18                $                  0.00       $         0.00
        Class A19                $                  0.00       $         0.00
        Class A20                $                  0.00       $         0.00
        Class A21                $                  0.00       $         0.00
        Class A22                $            229,897.37       $         0.00
        Class A23                $                  0.00       $         0.00
        Class A24                $                  0.00       $   229,897.37
        Class A25                $                  0.00       $         0.00
        Class A26                $                  0.00       $         0.00
        Class A27                $            791,320.44       $         0.00
        Class A28                $                  0.00       $         0.00
        Class 2A1                $             68,455.20       $         0.00
        Class 2A2                $                  0.00       $         0.00
        Class 2A3                $                  0.00       $         0.00
        Class 2A4                $                  0.00       $         0.00
        Class 2A5                $                  0.00       $         0.00
        Class 1S                 $                  0.00       $         0.00
        Class 2S                 $                  0.00       $         0.00
        Class M                  $             17,134.46       $         0.00
        Class B1                 $              6,119.51       $         0.00
        Class B2                 $              3,671.38       $         0.00
        Class B3                 $              4,079.13       $         0.00
        Class B4                 $              1,631.82       $         0.00
        Class B5                 $              2,041.87       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
Agreement:
                                                               $         0.01
                                                                  ------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
Agreement:
                                                               $         0.00
                                                                  ------------

24.     Subordinate Certificate Writedown Amount:              $         0.00
                                                                  ------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $    195,895.27
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $           N/A
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------

                                           Category A Category B  Category C
 5.     Senior Percentage:           %  N/A   N/A        N/A         N/A
                                      ------  ----    -------    --------

 6.     Group I Senior Percentage:
                                     %  N/A   N/A        N/A         N/A
                                      ------  ----    -------    --------

 7.     Group II Senior Percentage:
                                     %  N/A   N/A        N/A         N/A
                                      ------  ----    -------    --------

 8.     Senior Prepayment Percentage:
                                     %  N/A   N/A        N/A         N/A
                                      ------  ----    -------    --------

 9.     Group I Senior Prepayment
        Percentage:                  %  N/A   N/A        N/A         N/A
                                      ------  ----    -------    --------

 10.    Group II Senior Prepayment
        Percentage:                  %  N/A   N/A        N/A         N/A
                                      ------  ----    -------    --------

 11.    Junior Percentage:           %  N/A
                                      ------

 12.    Junior Prepayment Percentage:
                                     %  N/A
                                      ------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services